                                                                    Exhibit 10.1

                               CRAWFORD & COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                      AS AMENDED AND RESTATED JULY 22, 2003
                         EFFECTIVE AS OF JANUARY 1, 2003

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                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----
Section 1    PURPOSE......................................         28

Section 2    DEFINITIONS..................................         28

Section 3    PARTICIPATION................................         28

Section 4    BENEFIT......................................         29

Section 5    SOURCE OF BENEFIT PAYMENTS...................         30

Section 6    NOT A CONTRACT OF EMPLOYMENT.................         31

Section 7    NO ALIENATION OR ASSIGNMENT..................         31

Section 8    ERISA........................................         31

Section 9    ADMINISTRATION. AMENDMENT AND TERMINATION....         31

Section 10   CLAIMS PROCEDURES............................         31

Section 11   CONSTRUCTION.................................         33

Section 12   EXECUTION....................................         34

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                               CRAWFORD & COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                      AS AMENDED AND RESTATED JULY 22, 2003
                         EFFECTIVE AS OF JANUARY 1, 2003

                                    Section 1

                                     PURPOSE

Crawford & Company hereby amends and restates the Crawford & Company Supplemental Executive Retirement Plan as originally effective as of January 1, 1986 and as thereafter amended. The primary purpose of this SERP is to provide a supplemental retirement benefit to the Participants described in Exhibit A to supplement certain benefits payable to each of them under the Savings Plan, Deferred Compensation Plan or Retirement Plan to the extent payment of such benefits is limited by the application of Code Sections 401(a)(17) and 415.

                                    Section 2

                                   DEFINITIONS

The capitalized terms used in this SERP shall have the same meanings assigned to those terms in the Retirement Plan except that the following terms shall have the following meanings:

         2.1 Committee - means the Senior Compensation and Stock Option Committee of the Board of Directors of Crawford & Company.

         2.2 Deferred Compensation Plan - means the Crawford & Company Deferred Compensation Plan, and any successor plan, as amended from time to time.

         2.3 Retirement Plan - means the Crawford & Company Retirement Plan and Trust Agreement, as amended from time to time.

         2.4 Savings Plan - means the Crawford Saving and Investment Plan, as amended from time to time.

         2.5 SERP - means this Crawford & Company Supplemental Executive Retirement Plan, as amended from time to time.

                                    Section 3

                                  PARTICIPATION

The Committee shall have the power to designate an executive as a Participant in this SERP and such designations shall be reflected on Exhibit A to this SERP.

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                                    Section 4

                                     BENEFIT

         4.1 SERP Retirement Benefit.

         (a) General. This Section 4.1 shall not apply to any executive designated as a participant after December 31, 2002.

         (b) Amount of Benefit. A benefit shall be payable under this SERP to, or on behalf of, each o Participant, which benefit shall equal the excess, if any, of (1) over (2) where:

             (1) equals the aggregate of (i) the benefits which would have been payable to him or her, or on his or her behalf, under the Retirement Plan, plus (ii) Restoration Benefits under the Deferred Compensation Plan in the form elected by him or her, or his or her beneficiary, under the terms of the Retirement Plan and Deferred Compensation Plan absent the limitations of Code Sections 401(a)(17) and 415, without regard to when such executive became a participant; and

             (2) Equals the aggregate benefits actually payable to him or her, or on his or her behalf, in such form under (i) the Retirement Plan, and (ii) the Restoration Benefits provisions of the Deferred Compensation Plan.

         (c) Payment of SERP Retirement Benefit. The SERP Retirement Benefit payable to, or on behalf of, a Participant under this Section 4.1 shall be paid as of the same date, in the same benefit payment form and to the same person as his or her benefit under the Retirement Plan or Deferred Compensation Plan, and no payment shall be made to, or on behalf of, a Participant under this Section 4.1 unless a benefit is paid to him or her or on his or her behalf under the Retirement Plan.

         (d) Previously Retired Participants. Notwithstanding Section 4.1(c), if an executive, at the time of his or her designation as a Participant, is currently receiving benefits under the Retirement Plan, he shall not receive any SERP Retirement Benefit until such time as such Participant's employment terminates following his or her designation as a Participant ("Subsequent Retirement"). Such Participant's SERP Retirement Benefit under Section 4.1(b) shall, at the time of the Subsequent Retirement, be determined by including all periods of employment up to the Subsequent Retirement, without regard to any previous retirement, as if the Participant first started receiving benefits under the Retirement Plan as of the time of his or her Subsequent Retirement. Any Participant who retires and then returns to employment shall receive additional SERP benefits in accordance with this Section
             4.1 with respect to such period of subsequent employment if designated a continuing Participant by the Committee before January 1, 2003.

         4.2 SERP Service Credit Benefit.

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

         (a) General. This Section 4.2 shall apply to any executive who is a Participant on or after January 1, 2003.

         (b) Amount of Benefit. On and after January 1, 2003, the Company will make a SERP Service Credit on behalf of each Participant for each Plan Year, which will be equal to the excess of (1) over (2) where:

             (1) equals the amount that would have been allocated to the Participant's account as a "service contribution" under the Savings Plan for such Plan Year if "compensation" under the Savings Plan had been determined without regard to the Participant's deferrals under the Deferred Compensation Plan for such Plan Year and without regard to the limitations of Code Sections 401(a)(17) and 415 and

             (2) equals the sum of the amount actually allocated for such Plan Year (i) as a "service contribution" to the Participant's account under the Savings Plan and (ii) as a "service credit" to the Participant's account under the Deferred Compensation Plan.

Each Participant's SERP Service Credit shall be allocated to a bookkeeping account maintained as a part of the Company's books and records to show as of any date the interest of each Participant in this SERP Service Credit Benefit, which is referred to as such Participant's SERP account. Deemed interest shall be credited to each such SERP account at the same rate and in the same manner that deemed interest is credited to accounts maintained under the Deferred Compensation Plan. Crawford & Company shall furnish a statement to each Participant annually, which shows the deemed SERP account balance at the end of the Plan Year preceding the statement date and, at Crawford & Company's discretion, such other account data as Crawford & Company deems appropriate.

         (c) Payment of SERP Service Credit Benefit. The SERP Service Credit benefit payable to, or on behalf of, a Participant under this
             Section 4.2 shall be paid as of the later of the date the Participant terminates his or her employment with Crawford & Company and its affiliates or the date the Participant attains age
             55. Each Participant may elect to have his or her SERP account distributed in the same manner as a "retirement distribution" under
             Section 8.3 of the Deferred Compensation Plan.

                                    Section 5

                           SOURCE OF BENEFIT PAYMENTS

All benefits payable under the terms of this SERP shall be paid by Crawford & Company from its general assets. No person shall have any right or interest or claims whatsoever to the payment of a benefit under this SERP from any person whomsoever other than Crawford & Company, and no Participant or beneficiary shall have any right or interest whatsoever to the payment of a benefit under this SERP which is superior in any manner to the right of any other general and unsecured creditor of Crawford & Company.

                                    Section 6

                          NOT A CONTRACT OF EMPLOYMENT

Participation in this SERP shall not grant to any Participant the right to remain an employee for any specific term of employment or in any specific capacity or at any specific rate of compensation.

                                    Section 7

                           NO ALIENATION OR ASSIGNMENT

A Participant or a beneficiary under this SERP shall have no right or power to alienate, commute, anticipate or otherwise assign at law or equity all or any portion of any benefit otherwise payable under this SERP, and the Committee shall have the right in light of any such action to suspend temporarily or terminate permanently the payment of benefits to, or on behalf of, any Participant or beneficiary who attempts to do so.

                                    Section 8

                                      ERISA

Crawford & Company intends that this SERP come within the various exceptions and exemptions of ERISA and for an unfunded deferred compensation plan maintained primarily for a select group of management or highly compensated employees within the meaning of ERISA Section 201(2), Section 302(a)(3) and Section 401(a)(1) and any ambiguities in this SERP shall be construed to effect that intent.

                                    Section 9

                    ADMINISTRATION. AMENDMENT AND TERMINATION

Crawford & Company shall have all powers necessary to administer this SERP in its absolute discretion and shall have the right, by action of the Committee, to amend this SERP from time to time in any respect whatsoever and to terminate this SERP at any time; provided, however, that any such amendment or termination shall not be applied retroactively to deprive a Participant of benefits accrued under this Plan to the date of such amendment or termination. This SERP shall be binding on any successor in interest to Crawford & Company.

                                   Section 10

                                CLAIMS PROCEDURES

         10.l Presentation of Claim. Any Participant or beneficiary (such
               Participant or beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant

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

               from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

         10.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant not later than 90 days after receipt of the claim:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

              (1) the specific reason(s) for the denial of the claim, or any part of it;

              (2) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

              (3) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

              (4)      an explanation of the claim review procedure, and

              (5) a statement of the Claimant's right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act of 1974, as amended, following an adverse determination on review.

         10.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, the Claimant (or the Claimant's duly authorized representative):

         (a) may review all documents relevant to the claim for benefits under this Plan and receive copies of such documents upon request and free of charge;

         (b) may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

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

         10.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances required additional time, in which case the decision must be rendered within 120 days after such date. If special circumstances, such as the need to hold a hearing, require additional time, the Claimant will be provided with notice of the need for additional time before the end of the initial 60-day period. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a) specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         (c) a statement of the Claimant's right to bring a civil action under
             Section 502(a) of the Employee Retirement Income Security Act of 1974, as amended;

         (d) a statement of the Claimant's right to receive upon request and free of charge, copies of all documents relevant to the claim for benefits under this Plan; and

         (e) such other matters as the Committee deems relevant.

         10.5 Manner of Notification. The Committee may notify a Claimant of its decision either in writing or, where electronic notification would be appropriate under ERISA, electronically.

         10.6 Legal Action. A Claimant's compliance with the foregoing provisions of this Section 10 is a mandatory prerequisite to Participant's or beneficiary's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   Section 11

                                  CONSTRUCTION

This SERP shall be construed in accordance with the laws of the State of Georgia, and the masculine shall include the feminine and the singular the plural whenever appropriate.

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

                                   Section 12

                                    EXECUTION

Crawford & Company, as the SERP sponsor, has executed this SERP to evidence the adoption of this amendment and restatement by the Senior Compensation and Stock Option Committee of its Board of Directors this 24th day of July, 2003.

                                           CRAWFORD & COMPANY

                                           By: /s/ Grover L. Davis

                                           Title: Chairman and CEO

                                    EXHIBIT A

                 CRAWFORD & COMPANY SUPPLEMENTAL RETIREMENT PLAN
                 AS AMENDED AND RESTATED JULY 22, 2003 EFFECTIVE
                              AS OF JANUARY 1, 2003

Name of Participant

T. G. Germany
F. L. Minix
R. P. Albright
P. A. Bollinger
D. R. Chapman
J. F. Osten
D. A. Smith
J. F. Giblin
A. L. Meyers, Jr.
G. L. Davis
J. A. McGee
H. L. Rogers
S. V. Festa
Victoria Holland
Gregory P. Hodson
Marshall G. Long

                                       35